SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                          TO CURRENT REPORT ON FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report:     Date of Earliest Event Reported:
                     November 15, 1999     November 15, 1999


                         COMMISSION FILE NUMBER 0-11663


                             CHANCELLOR CORPORATION
             (Exact name of registrant as specified in its charter)

                          MASSACHUSETTS     04-2626079
              (State of other jurisdiction of     (I.R.S. Employer
             incorporation or organization)     Identification No.)

                                210 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 368-2700












ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

On September 30, 1999, Chancellor Africa Corporation (Pty) Ltd. ("Chancellor Africa" or the "Company"), an indirect wholly owned subsidiary of Chancellor Corporation ("Chancellor") acquired approximately 15.1% of the issued and outstanding capital stock of Afinta Motor Corporation (Pty) Ltd., a corporation organized under the laws of the Republic of South Africa ("AMC") pursuant to a Stock Purchase Agreement (the "Agreement") dated September 30, 1999.

AMC is one of the largest manufacturers/assemblers of light commercial vehicles including trucks, tractor trailers, buses, automobiles and sport utility vehicles in the Republic of South Africa. The Company's investment into AMC will provide Chancellor with the ability to capitalize on a number of opportunities available in the fast growing South African market. The Company will also be performing in an advisory capacity to AMC's captive finance subsidiary Afinta Financial Services (Pty) Ltd. with respect to the structuring of vehicle financing packages and the development of a secondary market for off-lease transportation equipment. The Company views this as an investment and has accounted for said investment under the equity method of accounting.

Additionally, on September 30, 1999, the Company acquired the exclusive world wide distribution rights to all of AMC's current and future product lines with the exception of Africa, England, Scotland and Wales pursuant to an Exclusive World Wide Distribution Agreement by and between Chancellor Africa, Africa Finance Corporation (Pty) Ltd., a wholly owned subsidiary of Chancellor Africa, and AMC dated September 30, 1999.

The consideration paid by the Company in connection with the investment into AMC and the acquisition of the exclusive world wide distribution rights (within previously defined territory) consisted of 350,000 shares of a newly created Series B Convertible Preferred Stock of Chancellor (the "Series B Preferred Stock") (valued at $1.25 per common share, on an as converted basis, by New
Africa Opportunity Fund). The Series B Preferred Stock has a liquidation preference of $20.00 per share and is convertible into shares of Chancellor's Common Stock, $.01 par value, on a ten for one (10:1) basis. The Company has recently engaged Ernst & Young's local office in South Africa for guidance on the valuation of this transaction.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS


(b)     Exhibits:

     Exhibit  2          Stock  Purchase Agreement, dated September 30, 1999, by
and  between                         Africa  Finance  Corporation  (Pty)  Ltd.,
Chancellor  Corporation, New                         Africa Opportunity Fund Sub
Two,  LLC, Afinta Motor Corporation (Pty)                    Ltd., Graham Edward
Nicholls, Robert Charles Drake, and Harold                         Joshua Manne.

     Exhibit  10          Exclusive  World  Wide  Distribution  Agreement, dated
September  30,                         1999,  by  and  between Chancellor Africa
Corporation (Pty) Ltd., Africa                         Finance Corporation (Pty)
Ltd.  and  Afinta  Motor  Corporation  (Pty)  Ltd.

Exhibit  99          Press  Release  dated  November  17,  1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CHANCELLOR  CORPORATION


                                   By:    /s/  Franklyn  E.  Churchill
                                          Franklyn  E.  Churchill,
                                          President,  Chief  Operating  Officer
                                            and  Director



Date:  November  15,  1999

                                  EXHIBIT INDEX

Exhibit  No.     Description
------------     -----------


Exhibit  2          Stock  Purchase  Agreement, dated September 30, 1999, by and
between                         Africa  Finance  Corporation  (Pty)  Ltd.,
Chancellor  Corporation, New                         Africa Opportunity Fund Sub
Two,  LLC, Afinta Motor Corporation (Pty)                    Ltd., Graham Edward
Nicholls, Robert Charles Drake, and Harold                         Joshua Manne.

Exhibit 10          Exclusive World Wide Distribution Agreement, dated September
30,                         1999,  by  and between Chancellor Africa Corporation
(Pty)  Ltd.,  Africa                         Finance  Corporation (Pty) Ltd. and
Afinta  Motor  Corporation  (Pty)  Ltd.

Exhibit  99          Press  Release  dated  November  17,  1999